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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: August 14, 2002
(Date of earliest event reported)

BIOSITE INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	000-21873	33-0288606
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11030 Roselle Street, San Diego, California 92121
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:    (858) 455-4808

ITEM 7    Financial Statements and Exhibits.

  (C)
  Exhibits.

Exhibit 99.1	Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings
Exhibit 99.2	Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

ITEM 9    REGULATION FD DISCLOSURE.

        This information is not filed pursuant to the Securities Exchange Act and is not incorporated by reference into any Securities Act registration statements.

        On August 14, 2002, for purposes of Order No. 4-460 and Section 21(a)(1) of the Securities Exchanges Act of 1934, statements were voluntarily filed with the Securities and Exchange Commission by the Principal Executive Officer and the Principal Financial Officer of Biosite Incorporated which are attached as Exhibits 99.1 and 99.2 to this report.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        Dated: August 14, 2002

BIOSITE INCORPORATED
By	/s/ CHRISTOPHER J. TWOMEY Christopher J. Twomey Vice President, Finance and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Exhibit
Exhibit 99.1	Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings
Exhibit 99.2	Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

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  ITEM 7 Financial Statements and Exhibits.
  ITEM 9 REGULATION FD DISCLOSURE.
SIGNATURE
INDEX TO EXHIBITS